UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2021
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) announced that the Board of Directors has appointed Mark B. Grier as Interim Chief Executive Officer, effective March 15, 2021. Mr. Grier has been a member of the company's Board of Directors since February 2020. While serving as Interim Chief Executive Officer, Mr. Grier will remain on the Board, but during this period, he will not serve on the Nominating and Governance Committee or Risk Committee of the Board. Freddie Mac’s Board of Directors continues to conduct a search for a permanent Chief Executive Officer.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. Grier, 68, is an executive with decades of finance, risk, and capital markets experience and has deep expertise in capital management. He served as the Vice Chairman of Prudential Financial, Inc. (Prudential) until his retirement in 2019. He joined Prudential in 1995 as Chief Financial Officer and held several positions before being named to the Office of the Chairman in 2002 and as Vice Chairman in 2007. He oversaw a wide array of functions, including Finance, Risk Management, Chief Investment Office, Corporate Actuarial, Investor Relations, Global Business and Technology Solutions, Global Marketing and Communications, and Global Strategic Initiatives. He also served as a member of the Board of Directors of Prudential from 2008 to 2019. For more information on Mr. Grier’s background and experience, see Freddie Mac’s Annual Report on Form 10-K filed on February 11, 2021 (the 2020 Annual Report).
Freddie Mac has entered into a Memorandum Agreement with Mr. Grier, which provides for his employment as Interim Chief Executive Officer of Freddie Mac. A copy of the Memorandum Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Federal Housing Finance Agency, Freddie Mac’s conservator, has approved the terms of this Memorandum Agreement and consulted with the U.S. Department of the Treasury.
The terms of this Memorandum Agreement provide that:
•Mr. Grier’s base salary will be $600,000 annually, to be pro-rated for the period of service in 2021.
•Mr. Grier will not participate in the company’s Executive Management Compensation Program or have any compensation subject to either corporate or individual performance.
•Mr. Grier will be eligible to participate in all employee benefit plans offered to Freddie Mac’s other senior executive officers as described in Freddie Mac’s 2020 Annual Report.
Freddie Mac has entered into a restrictive covenant and confidentiality agreement with Mr. Grier. A copy of the form of the Restrictive Covenant and Confidentiality Agreement between Freddie Mac and Executive Officers is filed as Exhibit 10.20 to the 2020 Annual Report and is incorporated herein by reference. For a description of this agreement, see the 2020 Annual Report.
Freddie Mac also has entered into an indemnification agreement with Mr. Grier. A copy of the form of the Indemnification Agreement between Freddie Mac and executive officers (for agreements with officers entered into beginning in August 2011) is filed as Exhibit 10.54 to Freddie Mac’s Annual Report on Form 10-K filed on March 9, 2012 and is incorporated herein by reference. For a description of this indemnification agreement, see the 2020 Annual Report.

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Freddie Mac Form 8-K

Mr. Grier owns stock in Prudential, a company with which we conduct significant business. Such ownership represents more than 5% of his net worth and less than 1% of the shares of Prudential common stock outstanding. Prudential is the parent of several subsidiaries that do business with Freddie Mac, including Prudential Affordable Mortgage Company, a multifamily seller/servicer and a target affordable housing lender, and Prudential Investment Management, which has invested in several STACR securitizations. In order to avoid potential conflicts of interest that might arise as a result of Mr. Grier’s stock ownership in Prudential, Mr. Grier has agreed to recuse himself from any business decisions, discussions, and deliberations involving Prudential or its affiliates that may be considered by Freddie Mac’s Board or presented to him in his capacity as Freddie Mac’s Interim Chief Executive Officer.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, dated March 3, 2021, between Freddie Mac and Mark B. Grier †
10.2
Form of Restrictive Covenant and Confidentiality Agreement between the Federal Home Loan Mortgage Corporation and Executive Officers (incorporated by reference to Exhibit 10.20 to Registrant’s Annual Report on Form 10-K filed on February 11, 2021)†

10.3
Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and executive officers (for agreements with officers entered into beginning in August 2011) (incorporated by reference to Exhibit 10.54 to Registrant’s Annual Report on Form 10-K filed on March 9, 2012)†

99.1	Press Release, dated March 16, 2021, issued by Freddie Mac
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† This exhibit is a management contract or compensatory plan, contract, or arrangement.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Michael T. Hutchins
Michael T. Hutchins
President
Date: March 16, 2021

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Freddie Mac Form 8-K